THE CZECH REPUBLIC FUND, INC.




         INVESTMENT MANAGER:
       ADVANTAGE ADVISERS, INC.



         INVESTMENT ADVISER:
            OPCAP ADVISORS                      THE CZECH REPUBLIC FUND, INC.
                                                                Annual Report
                                                              August 31, 1996

            ADMINISTRATOR:
       OPPENHEIMER & CO., INC.



CUSTODIAN, TRANSFER AGENT, REGISTRAR:
 STATE STREET BANK AND TRUST COMPANY



                                             ADVANTAGE ADVISERS, INC.

                          The Czech Republic Fund, Inc.


                                                               September 9, 1996

Dear Fund Shareholder:

We are pleased to present you with the audited financial statements of The Czech Republic Fund, Inc. (the "Fund") for the year ended August 31, 1996. The Fund's net asset value (NAV) return was 43%* over these 12 months, outperforming the PX-50, an index of the 50 largest Czech stocks, which returned 40% in U.S. dollars.

The macroeconomic fundamentals that initially attracted us to the Czech Republic remain in place. GDP for 1996 is forecast to meet or possibly exceed last year's 5.2% growth rate. Inflation is expected to remain at the current 9.1% level for 1996, and unemployment remains low at 3%. Political and economic events continued to drive the market over the period. Spring's strong performance was brought on by better than expected economic results for 1995, a strengthening currency and the restructuring of the Prague Stock Exchange. This spring's parliamentary elections resulted in a brief 4% market slide as Vaclav Klaus' center-right coalition lost its majority in the Parliament. The market recovered quickly, however, as the consensus grew that no major policy changes would result.

Over the last year, the Fund provided investors with broad exposure to the Czech Republic as well as to selected countries elsewhere in central Europe. As of August 31, 1996, the portfolio was invested in 42 companies across 18 industries. To provide you with a more detailed macroeconomic picture as well as further insight into the Fund's investment strategy, the Investment Adviser discusses the Czech economy, its investment approach and information regarding the Fund's top ten equity positions in the following letter.

Sincerely,



/s/ Alan Rappaport
-------------------------
Alan Rappaport
Chairman



*Including dividends and distributions and after adjusting for the rights offering.

Investment Adviser's Report                        The Czech Republic Fund, Inc.

Economic Overview

Macroeconomic fundamentals in the Czech Republic have continued to be positive, both in absolute terms as well as against the performance of other Central European countries. Growth of gross domestic product (GDP) was 5.2% in 1995, versus 2.6% in 1994, and recent government forecasts are calling for 5.1%-5.4% growth in 1996. Inflation remained steady at 9.1% for 1995 and should be little changed in 1996. Unemployment continues to hover in the low 3% range. We anticipate that the state budget will continue to be balanced, and external debt balances remain very low.

The weak spot remains the worsening current account balance, in particular the trade balance, where the deficit continues to exceed government forecasts. The capital account surplus has narrowed but stable foreign exchange reserves should enable it to cover the current account deficit.

After widening the band within which the Czech crown can fluctuate, from +/-0.5% to +/-7.5%, the Central Bank raised interest rates in late summer. These actions maintained the country's strong currency policy in order to facilitate industrial restructuring and increase labor productivity.

While economic fundamentals are generally sound, some weakness can be detected. The government's challenge is to increase exports of finished goods while keeping import growth to a minimum. This task will remain a challenge in the current environment of strong real wage growth.

The Czech Stock Market

For the year ended August 31, 1996, the PX-50, the local stock market index of the top 50 capitalized companies, posted a return of 40.0% in USD terms; rising from 426.2 to 577.4, an increase of 35.5% in local terms. Over the period the Czech currency strengthened 3.4%.

The Czech market has been on a recovery streak over the Fund's latest fiscal year, gathering strength in the first quarter of 1996 with global investors' reallocation to emerging markets. Parliamentary elections this spring reelected the governing coalition, though it lost its majority status and returned as a minority government. Although economic reforms are not expected to change as a result, the legislative process will become more difficult. The formation of a Senate, scheduled for November, could be seen as a continued vote of confidence for the ruling coalition. More turmoil is expected in the political arena, which could impact market performance.

The Prague Stock Exchange was restructured in the last 12 months, and continuous trading of a number of stocks and bonds was implemented, increasing liquidity and accessibility of Czech stocks to investors. In addition, a number of legislative changes, effective July 1, 1996, were introduced to protect minority shareholders' rights and improve market safety and transparency. Over the longer term, these actions should increase the attractiveness of the Czech stock market.

Investment Strategy

As the Fund begins its third year of operations, we remain quite optimistic about the development of the Czech capital market. While the enforcement of regulations has been problematic in the past, positive changes are expected to occur in this area.

Corporate earnings histories are developing track records; corporate restructuring is proceeding, albeit slowly in the absence of regulations and consistent pricing structures; and takeover activity continues at a blistering pace. The parliamentary elections this spring have slowed down regulatory and pricing initiatives; however, these issues should be resolved after the elections take place in November.

Prior to the changes in the Czech commercial code and investment fund regulations, the pace of takeover battles escalated, in the so-called "third wave of privatization". We have taken the opportunity to sell holdings where we believed value was no longer justified by a high stock price. We will reallocate funds as we see increased value behind stock prices.

We will continue to focus on selective large capitalization stocks in the Czech Republic, since these companies have the best financial reporting, disclosure and financial controls. The Fund will maintain its positions in high-quality medium capitalization names, however, because we believe these stocks offer very good risk/ reward characteristics.

The Fund's Performance

For the 12 months through August 31, 1996, the Fund's total net asset value
(NAV) return (after adjusting for the rights offering) was 43.4%, including dividend payments of $0.195 and $0.055 paid on January 13 and April 4, 1996. The Fund's NAV closed on August 31, 1996, at $17.23.

In January 1996 the Fund declared a 3-for-1 rights issue, raising approximately $16 million for investment. The Fund's additional assets were deployed within the following month. At the end of August, total net assets were $101.3 million, compared to $57.9 million on August 31, 1995.


Geographic Allocation as of August 31, 1996

                          % of
                          Total               Number of
Country                Investments            Companies
-------------------------------------------------------
Czech Republic           84.14%                   31
Austria                   0.74                     1
Poland                    4.34                     4
Hungary                  10.78                     6

Top Ten Holdings as of August 31, 1996

The following are brief descriptions of the top ten companies in which the Fund was invested as of August 31, 1996.

SPT Telecom -- 19.4% of total net investments
SPT Telecom is the major supplier of public telecommunications services in the Czech Republic. The company has a monopoly until the year 2000 on international and long-distance services and enjoys limited competition in local telephone service. The company is also one of two providers of cellular telephone services in the Czech Republic.

Komercni Banka -- 13.2% of total net investments

Komercni Banka is the largest bank in the Czech Republic. Created in 1988, the bank inherited almost the entire portfolio of commercial loans to Czech industry.

Ceske Energeticke Zavody -- 8.0% of total net investments

CEZ is the country's dominant electrical power producer and distributor, supplying an estimated 80% of total electricity output in the Czech Republic. The company's primary activity is power production and transmission of electrical power to regional distribution companies and some corporate clients. The company is also active in other areas such as hydroelectric power and heat generation.

Tabak -- 4.4% of total net investments

Tabak is the country's sole tobacco producer. It is majority-owned by Philip Morris, which spent US$150 million to increase Tabak's annual production by 30% to over 24 billion cigarettes by 1997. Current production is approximately 18 billion cigarettes, of which 14% is Marlboro brand production. Petra Start and Sparta are the company's own top-selling brands.

Ceske Radiokomunikace -- 3.9% of total net investments

Ceske Radiokomunikace is the owner and operator of telecommunications and radio communication networks, which are independent of SPT Telecom. It provides its clients with both inter-urban and international television and with telephone and data transmission through its radio relay network. It is 70% owned by the government. The company is also the 51% owner of the second digital wireless license in the Czech Republic.

CKD Praha -- 3.3% of total net investments

CKD Praha is one of the world's leading producers of rail transport and one of the leading Czech heavy engineering conglomerates. CKD trams can be found in over 85 different cities and account for one-third of the trams worldwide.

Nova Hut -- 2.7% of total net investments

Nova Hut is the largest steel producer in the Czech Republic in addition to being one of the largest employers. It is an integrated producer, performing all production processes in house. Although rolled steel and tubes are the principal products of Nova Hut, it also sells coke, iron and semi-finished steel.

Prazske Pivovary -- 2.7% of total net investments

Prazske Pivovary is the third largest brewery in the Czech Republic and is majority owned by Bass Plc of the UK. Current capacity will be increased with the addition of two regional breweries, Ostravar and Vratislavice. The company enjoys strong brand name recognition in the premium price segment with Staropramen. Strong export growth is expected through the Bass distribution channels. As the consolidation in the Czech beer industry continues, Prazske Pivovary will be one of the dominant beer producers.

Gedeon Richter -- 2.7% of total net investments

Gedeon Richter is the largest pharmaceutical company in Hungary in terms of revenues. As a fully integrated pharmaceutical group, it sees its products from research and development all the way to marketing and sales. It has an extensive range of products covering all major therapeutic areas. The company currently manufactures approximately 100 ethical drugs in some 170 different presentations.

Severomoravska Energetika -- 2.4% of total net investments

Severomoravska Energetika is the largest electricity distribution company in the Czech Republic and the sole distributor in North Moravia, a heavily industrialized area with over two million inhabitants. It has an advantageous customer base as industrial customer prices are closer to market rates, as opposed to sales to households, which generally are unprofitable.

Sincerely,



/s/  Pierre Daviron
---------------------
Pierre Daviron
Portfolio Manager
OpCap Advisors
October 2, 1996

Schedule of Investments                            The Czech Republic Fund, Inc.
August 31, 1996

Number                                               Percent
of Shares      Security                            of Holdings          Value
================================================================================

          COMMON STOCKS                              100.00%

          AUSTRIA                                      0.74%
          Transportation - Airlines                    0.74%
10,000    Flughafen Wien AG ................................         $   698,233
                                                                     -----------

               TOTAL AUSTRIA (Cost $656,884) ...............             698,233
                                                                     -----------



          CZECH REPUBLIC                              84.14%
          Aerospace & Military Components              1.34%
22,000    Ceska Zbrojovka...................................           1,272,587
                                                                     -----------

          Banking                                     13.23%
96,000    Komercni Banka....................................           9,242,856
47,000    Komercni Banka Sponsored GDR......................           1,462,875
58,000    Komercni Banka Sponsored GDR 144A................            1,805,250
                                                                     -----------
                                                                      12,510,981
                                                                     -----------

          Beverages & Tobacco                          7.65%
 4,053    Bohemia Sekt Ceskomoravska .......................             543,189
25,626    Prazske Pivovary .................................           2,565,955
16,000    Tabak.............................................           4,125,395
                                                                     -----------
                                                                       7,234,539
                                                                     -----------

          Broadcasting & Publishi                      1.08%
    28    Bonton +* ........................................           1,024,417
                                                                     -----------
          Building Materials & Components              0.05%
 1,200    Vertex Rights (expiration date 9/6/96) +..........              43,414
                                                                     -----------

          Chemicals                                    4.24%
38,000    Chemopetrol.......................................           1,937,611
17,868    Deza..............................................           1,651,513
35,126    Precheza +........................................             418,006
                                                                     -----------
                                                                       4,007,130
                                                                     -----------

Schedule of Investments  (continued)               The Czech Republic Fund, Inc.
August 31, 1996

Number                                               Percent
of Shares      Security                            of Holdings          Value
================================================================================

COMMON STOCKS (continued)

          Construction                                16.14%
 25,000   Ceske Radiokomunikace +...........................         $ 3,653,816
194,464   CKD Praha +.......................................           3,108,009
 15,686   Inzenyrske a Prumyslove Stavby +..................           1,972,379
  9,000   Kaucuk............................................             454,402
 13,000   Metrostav.........................................           1,466,918
124,543   Nova Hut +........................................           2,551,678
 35,500   Stavby Silnic a Zeleznic..........................           2,050,759
                                                                     -----------
                                                                      15,257,961
                                                                     -----------

          Energy Equipment & Services                  0.62%
16,847    Kablo Kladno +....................................             585,227
                                                                     -----------

          Forest Products & Paper                      1.21%
25,777    Sepap +...........................................           1,141,629
                                                                     -----------

          Insurance                                    1.63%
10,000    Ceska Pojistovna +................................           1,540,476
10,000    Ceska Pojistovna Rights (expiration date 10/3/96) +                  0
                                                                     -----------
                                                                       1,540,476
                                                                     -----------

          Investment Funds                             1.58%
58,125    PPF Prvni Cesky Investment Fund  +**..............             548,433
27,500    Restitucni Investicni Fund +**....................             948,933
                                                                     -----------
                                                                       1,497,366
                                                                     -----------

          Machinery & Engineering                      0.23%
48,700    Prvni Brnenska Strojirna +........................             215,686
                                                                     -----------

          Pharmaceuticals                              1.06%
10,463    Leciva Praha +....................................           1,003,346
                                                                     -----------

          Telecommunications Equipment                20.90%
140,000   SPT Telecom +.....................................          18,364,014
 12,141   Telekomunikacni Montaze Praha.....................           1,402,719
                                                                     -----------
                                                                      19,766,733
                                                                     -----------

Schedule of Investments  (continued)               The Czech Republic Fund, Inc.
August 31, 1996

Number                                               Percent
of Shares      Security                            of Holdings          Value
================================================================================

COMMON STOCKS (continued)

          Utilities, Electrical & Gas                 13.18%
166,500   Ceske Energeticke Zavody +........................         $ 6,604,598
 28,000   Ceske Energeticke Zavody II +.....................             964,030
  4,449   Jihoceska Energetika..............................             450,623
 12,546   Prazska Energetika ...............................           1,095,830
 21,161   Prvni Severozapadni Teplarenska +.................           1,061,880
 21,466   Severomoravska Energetika.........................           2,282,509
                                                                     -----------
                                                                      12,459,470
                                                                     -----------

          TOTAL CZECH REPUBLIC (Cost $61,314,662)...........          79,560,962
                                                                     -----------


          HUNGARY                                     10.78%
          Building Materials                           2.10%
43,337    Zalakeramia ......................................           1,981,350
                                                                     -----------

          Chemicals                                    0.61%
66,500    Tiszai Vegyi Kombinat  Sponsored GDR 144A +.......             581,875
                                                                     -----------

          Forest Products & Paper                      2.39%
68,750    Cie Financiere Pour L'Europe Centrale
          Sponsored  GDR 144A+..............................           2,260,156
                                                                     -----------
          Pharmaceuticals                              4.80%
29,000    Egis Gyogyszergyar ...............................           1,964,783
46,000    Gedeon Richter Sponsored GDR 144A.................           2,578,875
                                                                     -----------
                                                                       4,543,658
                                                                     -----------

          Textiles & Apparel                          0.88%
27,864    Graboplast ......................................              830,824
                                                                     -----------

          TOTAL HUNGARY (Cost $7,130,307)..................           10,197,863
                                                                     -----------

          POLAND                                       4.34%
          Automobile Components                        0.99%
43,000    Debica S.A. +.....................................             933,930
                                                                     -----------
          Banking                                      1.69%
52,000    Bank Rozwoju Eksportu S.A.........................           1,594,451
                                                                     -----------

Schedule of Investments  (continued)               The Czech Republic Fund, Inc.
August 31, 1996

Number                                               Percent
of Shares      Security                            of Holdings          Value
================================================================================

COMMON STOCKS (continued)

          Beverages                                    0.72%
12,000    Zaklady Piwowarskie W Zywcu S.A...................         $   678,956
                                                                     -----------

          Building Materials & Components              0.94%
43,000    Krosnienskie Huty Szkla Kros......................             894,689
                                                                     -----------

          TOTAL POLAND (Cost $3,287,394)....................           4,102,026
                                                                     -----------

          TOTAL COMMON STOCKS (Cost $72,389,247)............          94,559,084
                                                                     -----------

          TOTAL INVESTMENTS (Cost $72,389,247)*** ...100.00%         $94,559,084
                                                                     ===========



-------------
Footnotes and Abbreviations

+     Non-income producing security

*     At fair value as determined by the Board of Directors.

**    Passive Foreign Investment Company.

***   Aggregate cost for Federal income tax purposes is $72,493,375.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
      Excess of value over tax cost          $26,128,570
      Excess of tax cost over value           (4,062,861)
                                             -----------
                                             $22,065,709
                                             ===========

GDR -  Global Depository Receipt

144A - SEC Rule 144A security. Such securities have limited primary and secondary markets in that they are traded only among qualified institutional buyers.




See accompanying notes to financial statements.

Statement of Assets and Liabilities                The Czech Republic Fund, Inc.
August 31, 1996

Assets
Investments, at value (Cost $72,389,247)....................        $ 94,559,084
Cash (including $758,341 of foreign currency holdings
     with a cost of $751,799)...............................           6,223,892
Dividends receivable........................................             592,354
Prepaid expenses............................................              52,915
Unamortized organizational cost.............................             189,270
                                                                    ------------
     Total Assets...........................................         101,617,515
                                                                    ------------

Liabilities
Due to Investment Manager...................................              81,324
Due to Administrator........................................              16,265
Accrued expenses.............................................            190,962
Offering costs payable......................................              54,545
                                                                    ------------
     Total Liabilities.....................................              343,096
                                                                    ------------
Net Assets.................................................         $101,274,419
                                                                    ============
Net Asset Value Per Share ($101,274,419/5,878,047).........         $      17.23
                                                                    ============

Net assets consist of:
Capital stock, $0.001 par value; 5,878,047 shares issued
     and outstanding (100,000,000 shares authorized)........        $      5,878
Paid-in capital.............................................          76,630,922
Accumulated net investment income...........................             254,750
Accumulated net realized gain on investments
     and foreign currency related transactions.............            2,167,458
Net unrealized appreciation in value of investments and
     on translation of other assets and liabilities
     denominated in foreign currencies ....................           22,215,411
                                                                    ------------
                                                                    $101,274,419
                                                                    ============







See accompanying notes to financial statements.

Statement of Operations                            The Czech Republic Fund, Inc.
For the Year Ended August 31, 1996

Investment Income
Interest....................................................        $   114,828
Dividends (net of taxes withheld of $180,627)...............          1,077,004
                                                                    -----------
     Total investment income................................          1,191,832
                                                                    -----------

Expenses
Management fees ...............................     $755,154
Custodian fees.................................      182,911
Administration fees............................      151,031
Legal fees.....................................      145,431
Audit fees.....................................      101,621
Transfer agent fees............................       98,371
Amortization of organization costs.............       71,967
Directors' fees................................       31,816
Insurance .....................................       31,008
Listing fees...................................       21,615
Printing  .....................................        6,879
Interest expense...............................        4,232
Miscellaneous..................................       16,587
                                                    --------
    Gross expenses..........................................          1,618,623
    Less: Expense offset....................................            (43,441)
                                                                    -----------
    Net expenses............................................          1,575,182
                                                                    -----------
    Net investment loss.....................................           (383,350)
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments,
     Foreign Currency Holdings and Translation of Other Assets
     and Liabilities Denominated in Foreign Currencies
Net realized gain (loss) from:
     Security transactions..................................          3,917,751
     Foreign currency related transactions..................            (65,580)
                                                                    -----------
                                                                      3,852,171
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets
     and liabilities denominated in foreign currencies .....         25,164,910
                                                                    -----------

Net realized and unrealized gain on investments, foreign
     currency holdings and translation of other assets and
     liabilities denominated in foreign currencies..........         29,017,081
                                                                    -----------

Net increase in net assets resulting from operations........        $28,633,731
          `                                                         ===========






See accompanying notes to financial statements.

Statements of Changes in Net Assets                The Czech Republic Fund, Inc.

                                                                                                            For the Period
                                                                                                          September 30, 1994
                                                                                                             (Commencement
                                                                                         For the Year       of Operations)
                                                                                            Ended              through
                                                                                        August 31, 1996    August 31, 1995
                                                                                        ---------------    ----------------
Increase In Net Assets

Operations
Net investment income (loss) .........................................                   $   (383,350)       $  1,277,501
Net realized gain (loss) on investments and foreign
     currency related transactions ...................................                      3,852,171            (700,717)
Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of
     other assets and liabilities denominated in foreign currencies ..                     25,164,910          (2,949,499)
                                                                                         ------------        ------------
      Net increase (decrease) in net assets resulting from operations.                     28,633,731          (2,372,715)
                                                                                         ------------        ------------

Distributions to shareholders
Net investment income ($0.25 and $0.10 per share, respectively) ......                     (1,182,684)           (440,713)
                                                                                         ------------        ------------

Capital share transactions
Proceeds from issuance of 1,470,913 and 4,400,000 shares
     (net of $290,347 of sales commissions and $4,312,000 of
     underwriting discounts), respectively ...........................                     16,257,424          61,688,000
Offering costs charged to paid-in capital ............................                       (314,083)         (1,094,560)
                                                                                         ------------        ------------
     Net increase in net assets from capital share transactions ......                     15,943,341          60,593,440
                                                                                         ------------        ------------

Total increase in net assets .........................................                     43,394,388          57,780,012
                                                                                         ------------        ------------

Net Assets
Beginning of period ..................................................                     57,880,031             100,019
                                                                                         ------------        ------------
End of period (including undistributed net investment
     income of $254,750 and $1,159,164, respectively) ................                   $101,274,419        $ 57,880,031
                                                                                         ============        ============





See accompanying notes to financial statements.


Financial Highlights                               The Czech Republic Fund, Inc.
(For a Share Outstanding throughout Each Period)
                                                                                                            For the Period
                                                                                                          September 30, 1994
                                                                                                            (Commencement
                                                                                         For the Year       of Operations)
                                                                                            Ended              through
                                                                                       August 31, 1996     August 31, 1995
                                                                                       ---------------     ----------------
Per Share Operating Performance
  Net asset value, beginning of period .................................                 $      13.13        $      13.77*
                                                                                         ------------        ------------
  Net investment income (loss) .........................................                        (0.07)+              0.29
  Net realized and unrealized gains (losses) on investments, foreign currency holdings, and translation of other assets and liabilities
    denominated in foreign currencies ..................................                         5.35+              (0.83)
                                                                                         ------------        ------------
  Net increase (decrease) from investment operations ...................                         5.28               (0.54)
                                                                                         ------------        ------------
  Less Dividends and Distributions
  Dividends from net investment income .................................                        (0.25)              (0.10)
                                                                                         ------------        ------------
  Capital share transactions
  Dilutive effect of rights offering ...................................                        (0.93)               --
                                                                                         ------------        ------------
  Net asset value, end of period .......................................                 $      17.23        $      13.13
                                                                                         ------------        ------------
  Per share market value, end of period ................................                 $     14.750        $     12.125
                                                                                         ============        ============
  Total Investment Return Based on
  Market Value** .......................................................                        32.17%             (12.80)%

Ratios/Supplemental Data
  Net assets, end of period (in 000s) ..................................                 $    101,274        $     57,880
  Ratios of expenses to average net assets .............................                         2.09%++             2.39%***
  Ratios of net investment income (loss) to average net assets .........                        (0.51)%++            2.41%***
  Portfolio turnover ...................................................                        42.26%              20.39%
  Average commission rate paid .........................................                 $     0.1554+++              N/A

* Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.25 per share.

** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended August 31, 1995, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Total investment return does not reflect brokerage commissions or sales charges, including on rights offerings, and is not annualized.

***  Annualized.

+    Based on average shares outstanding.

++ Includes expense offsets by the Custodian. If such expense offsets had not been made, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 2.14% and (0.57%), respectively, for the year ended August 31, 1996.

+++ Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

Notes to Financial Statements                      The Czech Republic Fund, Inc.
August 31, 1996

NOTE A: Summary of Significant Accounting Policies

The Czech Republic Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994, and commenced operations on September 30, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. Prior to commencing its operations on September 30, 1994, the Fund had no activities other than the sale of an aggregate of 7,134 shares of its common stock to Oppenheimer & Co., Inc. ("Oppenheimer") and Oppenheimer Capital, the parent of OpCap Advisors, for an aggregate purchase price of $100,019. At August 31, 1996, Oppenheimer owned 3,567 shares and Oppenheimer Capital owned 4,875 shares of the Fund's common stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. In instances where market quotations are not readily available or a price determined above is deemed not to represent fair market value, the price is determined in such manner ("fair value") as the Board of Directors may prescribe. Securities totaling $1,024,417 (1.01% of net assets) at August 31, 1996, were fair valued. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Board of Directors determines that such valuation does not constitute fair value. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as the Fund has qualified and intends to continue to qualify as a regulated investment company and to make the

Notes to Financial Statements                      The Czech Republic Fund, Inc.
August 31, 1996  (continued)


requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

The characterization of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their ultimate characterization for Federal income tax purposes.

The Fund elected to defer $87,496 of net realized foreign currency losses arising after October 31, 1995. In accordance with U.S. Treasury regulations, such losses are treated for tax purposes as arising on September 1, 1996.

The tax treaty entered into between the United States and the Czech Republic (the "Treaty") provides protection from Czech taxation in certain circumstances. The benefits allowed under the Treaty will apply, without limitation, if the Fund is a tax resident in the United States, does not have a permanent establishment in the Czech Republic and, with respect to the Fund's shares, there is "substantial and regular trading on a recognized securities exchange." In relevant part, the following benefits are provided under the Treaty:

     (i) dividends received from Czech securities will generally be subject to a withholding tax at a rate of 15%, and at a lesser rate of 5% if the holder has a beneficial ownership interest of 10% or more of the voting shares of the issuer;

     (ii) interest received from such investments will not be subject to withholding taxes in the Czech Republic;

     (iii) capital gains of the Fund from Czech securities will not be taxed in the Czech Republic.

Based upon current circumstances, the Fund believes it is entitled to the benefits of the Treaty and accordingly recognizes withholding taxes based upon the applicable Treaty rates. However, there is no history of regulatory or legal interpretation of the Treaty by Czech authorities and there can be no assurance that the benefits of the Treaty will be available to the Fund. If the benefits of the Treaty were not available to the Fund, the Fund would be subject to tax under Czech domestic tax law, which provides that the capital gains on certain sales of shares and securities in Czech corporations are subject to Czech taxation at the rate of 39%. In addition, the Fund would be subject to withholding of 25% on dividend and interest payments received with respect to Czech investments.

The Fund believes that dividend income in the Slovak Republic, Austria, Hungary and Poland is subject to the applicable withholding tax rates, which currently are up to 15% and that capital gains on the sale of securities of companies domiciled in such countries are not subject to taxation

Notes to Financial Statements                      The Czech Republic Fund, Inc.
August 31, 1996  (continued)


in such countries. Certain of these rates are based upon applicable treaties between the United States and such countries. Such treaties may be subject to certain of the risks and considerations described above with respect to the Treaty. At present, the aforementioned countries do not impose a withholding tax on interest income earned.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gain and loss for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, and the fact that foreign securities markets may be smaller and less developed.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and normally to distribute annually any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Notes to Financial Statements                      The Czech Republic Fund, Inc.
August 31, 1996  (continued)


Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, that may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the year ended August 31, 1996, the Fund reclassified $661,620 from accumulated net realized gain on investments and foreign currency related transactions to accumulated net investment income as a result of permanent book and tax differences relating primarily to foreign currency losses and gains on sale of investments in passive foreign investment companies. Net investment income and net assets were not affected by the change.

Other. Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

From time to time, the Fund may maintain a cash balance with its custodian and, in lieu of interest thereon, receive a reduction of its custody fees and expenses. For financial reporting purposes for the year ended August 31, 1996, custodian fees and expenses were increased by $43,441 to reflect this fee reduction. There was no effect on net investment income. The Fund could have invested such cash amounts in an income producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE B: Management, Investment Advisory and Administrative Services

The Investment Manager is Advantage Advisers, Inc., a subsidiary of Oppenheimer ("Advantage", the "Investment Manager"), the Investment Adviser is OpCap Advisors, an affiliate of Oppenheimer ("OpCap", formerly Quest for Value Advisors, the "Investment Adviser"), and the Regional Adviser is BAI Fondsberatung GmbH, an affiliate of Bank Austria Aktiengesellschaft and GiroCredit Bank Aktiengesellschaft ("BAI", the "Regional Adviser"). Pursuant to a Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Investment Adviser regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and

Notes to Financial Statements                      The Czech Republic Fund, Inc.
August 31, 1996  (continued)

policies. Pursuant to a Regional Advisory Agreement, the Regional Adviser furnishes advice and makes recommendations to the Investment Adviser regarding the purchase, sale or holding of particular Czech and Central European securities and provides research and statistical data to the Investment Adviser. The Regional Adviser is not responsible, nor has discretionary authority, for the actual investment decisions of the Fund. For its services, the Investment Manager receives a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser and Regional Adviser each receive from the Investment Manager a monthly fee at an annual rate of 0.40% and 0.20%, respectively, of the Fund's average weekly net assets. For the year ended August 31, 1996, fees paid or accrued to the Investment Manager amounted to $755,154. Of this amount, the Investment Manager informed the Fund that $302,062 and $151,031 were paid or payable to the Investment Adviser and Regional Adviser, respectively.

Oppenheimer serves as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended August 31, 1996, these fees amounted to $151,031. The Administrator subcontracts certain of the services it is required to perform under the Administration Agreement to PFPC Inc.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Regional Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: Portfolio Activity

Purchases and sales of securities other than short-term obligations aggregated $41,844,810 and $29,911,251, respectively, for the year ended August 31, 1996.

NOTE D: Transactions with Affiliates

Oppenheimer, an affiliate of the Investment Manager and the Investment Adviser, participated in the underwriting group as underwriter in the Fund's initial offering of common stock. Oppenheimer informed the Fund that it received $808,013 and $304,442 in sales commissions and management fees, respectively, in connection with the initial offering of common stock.

Notes to Financial Statements                      The Czech Republic Fund, Inc.
August 31, 1996 (continued)

NOTE E: Rights Offering

During the year ended August 31, 1996, the Fund issued 1,470,913 shares in connection with a rights offering of the Fund's shares. Shareholders of record on January 29, 1996, were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $11.25 per share. Offering costs of $314,083 attributed to the rights offering were charged to additional paid-in capital, of which $50,000 was paid to Oppenheimer as reimbursement for its expenses in acting as dealer-manager for the offering. Oppenheimer informed the Fund that it received $165,478 for financial advisory services and $42,709 in sales commissions in connection with the offering. The dilutive effect of the rights offering on net asset value per share was $0.93 per share (including $0.07 of offering cost per share).

NOTE F: Subsequent Event

On September 13, 1996, BAI informed the Fund that it was resigning as Regional Adviser to the Fund, effective as of the Annual Meeting of Stockholders of the Fund, scheduled for November 15, 1996. Subsequent to the effectiveness of BAI's resignation, Advantage and OpCap will assume responsibility for the services previously provided by BAI. At the November 15, 1996, Annual Meeting, stockholders will vote on a New Advisory Agreement between Advantage and OpCap which, if approved, would result in an increase in the advisory fee received by OpCap from an annual rate of 0.40% to 0.50% of the average weekly net assets of the Fund.

NOTE G: Other

At August 31, 1996, substantially all of the Fund's net assets were invested in securities of issuers in the Czech Republic and other Central European countries. The Czech Republic and Central European securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.


--------------------------------------------------------------------------------
U.S. Federal Taxation Notice (unaudited)

The Fund paid foreign taxes of $180,627 during the fiscal year ended August 31, 1996, which it intends to pass through pursuant to Section 853 of the U.S. Internal Revenue Code to its shareholders. During the same year, the Fund distributed $1,182,684 of foreign source income.
--------------------------------------------------------------------------------

Report of                                          The Czech Republic Fund, Inc.
Independent Accountants

To the Board of Directors and Shareholders of The Czech Republic Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Czech Republic Fund, Inc., (the "Fund") at August 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 30, 1994 (commencement of operations) through August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.






PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 28, 1996

Dividend Reinvestment and                          The Czech Republic Fund, Inc.
Cash Purchase Plan

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and normally to distribute any net realized capital gains annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will be paid by check in dollars mailed directly to the shareholders by State Street Bank and Trust Company as dividend paying agent. In the case of shareholders, such as banks, brokers and nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during

Dividend Reinvestment and                          The Czech Republic Fund, Inc.
Cash Purchase Plan (continued)


the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about September 15. Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchase in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent

Dividend  Reinvestment  and                     The Czech  Republic  Fund,  Inc.
Cash Purchase Plan (continued)

to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (excepting when necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent: State Street Bank and Trust Co., P.O. Box 8209, Boston, Massachusetts 02266-8209.